                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 2003

                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)




          000-27927                                     43-1857213
          ---------                                     ----------
   (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                             12405 POWERSCOURT DRIVE
                           ST. LOUIS, MISSOURI 63131
                           -------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (314) 965-0555
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 7. EXHIBITS.


The following exhibit is not filed but furnished pursuant to Item 9:


Exhibit
Number        Description
------        -----------

99.1          99.1 Press release dated May 7, 2003. *




     * furnished herewith


ITEM 9. REGULATION FD DISCLOSURE


On May 7, 2003, Charter Communications, Inc. issued a press release announcing its results for the first quarter ended March 31, 2003. The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The entirety of the press release appearing in Exhibit
99.1 hereto is not filed but is furnished pursuant to Regulation FD.







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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in this Report and in reports or documents that we file from time to time with the United States Securities and Exchange Commission, or the SEC, and include, but are not limited to:

     o our ability to sustain and grow revenues and cash from operations by offering video and data services and to maintain a stable customer base, particularly in the face of increasingly aggressive competition from other service providers;
     o our ability to comply with all covenants in our credit facilities and indentures, any violation of which would result in a violation of the applicable facility or indenture and could trigger a default of other obligations under cross default provisions;
     o availability of funds to meet interest payment obligations under our debt and to fund our operations and necessary capital expenditures, either through cash from operations, further borrowings or other sources;
     o any adverse consequences arising out of the recent restatement of our financial statements;
     o the results of the pending grand jury investigation by the United States Attorney's Office for the Eastern District of Missouri, the pending SEC investigation and the putative class action and derivative shareholders litigation against us;
     o the cost and availability of funding to refinance the existing debt that becomes due commencing in 2005;
     o our ability to achieve free cash flow; o our ability to obtain programming at reasonable prices;
     o general business conditions, economic uncertainty or slowdown and potential international conflict;
     o the impact of any armed conflict, including loss of customers in areas with large numbers of military personnel; and
     o    the effects of governmental regulation on our business.

All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no obligation to update any of the forward looking statements after the date of this Report to conform these statements to actual results or to changes in our expectations.







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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CHARTER COMMUNICATIONS, INC.,
                          -----------------------------
                                   REGISTRANT

Dated: May 7, 2003


                            By: /s/ Steven A. Schumm
                               ----------------------
                            Name: Steven A. Schumm
                            TITLE: EXECUTIVE VICE PRESIDENT AND CHIEF
                            ADMINISTRATIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER(PRINCIPAL FINANCIAL OFFICER)













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                                  EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          99.1 Press release dated May 7, 2003 (furnished pursuant to
              Item 9).